CERTAIN PORTIONS OF THE EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE COMMISSION.

GT SOLAR™ INCORPORATED
(formerly GT Equipment Technologies, Inc.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
Phone: (603) 883-5200

DUPLICATE

PURCHASE ORDER

730637	000
	1/22/07
	1

BILL TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

TO:

RANOR, INC.
NORMAN BANVILLE
1 BELLA DRIVE

WESTMINSTER ,MA 01473
TEL.: 1-800-225-3652
FAX: 1-978-874-2748

SHIP TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

PROJECT No.:
DBS INVENTORY

12345		NET 30	CONTACT GT EQUIPMEN	X		NO

REL	NORMAN BANVILLE		

01	01	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/02/07
01	02	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/05/07
01	03	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/10/07
01	04	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/13/07
01	05	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/17/07
01	06	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/20/07
01	07	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/24/07
01	08	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	04/27/07
01	09	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/01/07
01	10	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/04/07
01	11	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/08/07
01	12	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/11/07
01	13	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/15/07
01	14	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/18/07
01	15	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/22/07
01	16	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/25/07
01	17	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	05/31/07
01	18	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	06/05/07
01	19	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	06/07/07
01	20	1	EA	510016	K	BASE,CHAMBER,DSS SYSTE	*	*	06/11/07

AUTHORIZED SIGNATURE

* certain portions of the exhibit have been omitted based upon a request for confidential treatment and the non-public information has been filed with the Commission.

GT SOLAR™ INCORPORATED
(formerly GT Equipment Technologies, Inc.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
Phone: (603) 883-5200

DUPLICATE

PURCHASE ORDER

[illegible]	[illegible]
730637	000

[illegible]	1/22/07
	2

BILL TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

TO:

RANOR, INC.
NORMAN BANVILLE
1 BELLA DRIVE

WESTMINSTER , MA 01473
TEL.: 1-800-225-8552
FAX: 1-978-874-2748

SHIP TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

PROJECT No.:
DSS INVENTORY

12345		NET 30	CONTACT GT EQUIPMEN	X	NO

REL	NORMAN BANVILLE	

01	21	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/13/07
01	22	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/15/07
01	23	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/18/07
01	24	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/21/07
01	25	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/25/07
01	26	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/27/07
01	27	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	06/29/07
01	28	1	EA	510018	K	BASE,CHAMBER,DSS SYSTE	*	*	07/03/07
02	01	1	EA	510028	R	CHAMBER FAB	*	*	04/02/07
02	02	1	EA	510028	R	CHAMBER FAB	*	*	04/05/07
02	03	1	EA	510028	R	CHAMBER FAB	*	*	04/10/07
02	04	1	EA	510028	R	CHAMBER FAB	*	*	04/13/07
02	05	1	EA	510028	R	CHAMBER FAB	*	*	04/17/07
02	06	1	EA	510028	R	CHAMBER FAB	*	*	04/20/07
02	07	1	EA	510028	R	CHAMBER FAB	*	*	04/24/07
02	08	1	EA	510028	R	CHAMBER FAB	*	*	04/27/07
02	09	1	EA	510028	R	CHAMBER FAB	*	*	05/01/07
02	10	1	EA	510028	R	CHAMBER FAB	*	*	05/04/07
02	11	1	EA	510028	R	CHAMBER FAB	*	*	05/08/07
02	12	1	EA	510028	R	CHAMBER FAB	*	*	05/11/07

AUTHORIZED SIGNATURE

* certain portions of the exhibit have been omitted based upon a request for confidential treatment and the non-public information has been filed with the Commission

GT SOLAR™ INCORPORATED
(formerly GT Equipment Technologies, Inc.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
Phone: (603) 883-5200

DUPLICATE

PURCHASE ORDER

730637	000
	1/22/07
	3

BILL TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

PROJECT No.:
DSS INVENTORY

TO:

RANOR, INC.
NORMAN BANVILLE
1 BELLA DRIVE

WESTMINSTER MA 01473
TEL: 1-800-225-8652
FAX: 1-978-874-2748

SHIP TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

12345		NET 30	CONTACT GT EQUIPMEN	X	NO

REL	NORMAN BANVILLE	

[illegible]	QUANTITY	UNIT	PART NUMBER	REV	DESCRIPTION	UNIT PRICE	[illegible]	DUE DATE
02 13	1	EA	510028	R	CHAMBER FAB	*	*	06/15/07
02 14	1	EA	510028	R	CHAMBER FAB	*	*	06/18/07
02 15	1	EA	510028	R	CHAMBER FAB	*	*	05/22/07
02 16	1	EA	510028	R	CHAMBER FAB	*	*	05/25/07
02 17	1	EA	510028	R	CHAMBER FAB	*	*	05/31/07
02 18	1	EA	510028	R	CHAMBER FAB	*	*	06/05/07
02 19	1	EA	510028	R	CHAMBER FAB	*	*	06/07/07
02 20	1	EA	510028	R	CHAMBER FAB	*	*	06/11/07
02 21	1	EA	510028	R	CHAMBER FAB	*	*	06/13/07
02 22	1	EA	510028	R	CHAMBER FAB	*	*	06/15/07
02 23	1	EA	510028	R	CHAMBER FAB	*	*	06/19/07
02 24	1	EA	510028	R	CHAMBER FAB	*	*	06/21/07
02 25	1	EA	510028	R	CHAMBER FAB	*	*	06/25/07
02 26	1	EA	510028	R	CHAMBER FAB	*	*	06/27/07
02 27	1	EA	510028	R	CHAMBER FAB	*	*	06/29/07
02 28	1	EA	510028	R	CHAMBER FAB	*	*	07/03/07

PO Note 01 FIRST PIECE INSPECTION REPORT REQUIRED.
PO Note 02 CALL BOB FARMER @ X 316 FOR TECH QUESTIONS
PO Note 03 PARTS AND PAPERWORK TO REFLECT GTI PART
PO Note 04 NUMBER

AUTHORIZED SIGNATURE

* certain portions of the exhibit have been omitted based upon a request for confidential treatment and the non-public information has been filed with the Commission.

GT SOLAR™
INCORPORATED
(formerly GT Equipment Technologies, Inc.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
Phone: (603) 883-5200

DUPLICATE

PURCHASE ORDER

730637	000
	1/22/07
	4

BILL TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

TO:
RANOR, INC.
NORMAN BANVILLE
1 BELLA DRIVE

WESTMINSTER ,MA 01473
TEL.: 1-800-225-6552
FAX: 1-978-874-2746

SHIP TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

PROJECT No.:
DSS INVENTORY

12345		NET 30	CONTACT GT EQUIPMEN	X	NO	

REL	NORMAN BANVILLE			

PO Note 05:	Contact GTI to authorize shipment on line
PO Note 06:	items exceeding $10,000.00.
PO Note 07:	
PO Note 08:	Payment Terms are Net 30 Days based on
PO Note 09:	actual or scheduled delivery, whichever is
PO Note 10:	later, unless other wise agreed to by GTI.
PO Note 11:	Please acknowledge Price and Delivery of
PO Note 12:	Order.
PO Note 13:	
PO Note 14:	MATEREIAL TO SUPPORT THIS PRODUCTION RELEASE
PO Note 15:	ORDER WILL COME FROM 728968 FOR 30 SETS OF
PO Note 16:	PARTS AND 730116 FOR 28 SETS OF PARTS.
PO Note 17:	
PO Note 18:	PAYMENT SCHEDULE SHALL BE PER LISTED BELOW:
PO Note 19:	
PO Note 20:	40% APPROX SIX WEEKS IN ADVANCE OF DELIVERY
PO Note 21:	40% AT TIME OF DELIVERY
PO Note 22:	20% NET 30 DAYS AFTER DELIVERY
PO Note 23:	
PO Note 24:	THE 40% ADVANCE WILL BE PAID AS SHOWN BELOW

AUTHORIZED SIGNATURE

GT SOLAR INCORPORATED
(formerly GT Equipment Technologies, Inc.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
Phone: (603) 883-5200

DUPLICATE

PURCHASE ORDER

730637	000
	1/22/07
	5

BILL TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

TO:

RANOR, INC.
NORMAN BANVILLE
1 BELLA DRIVE

WESTMINSTER ,MA 01473
TEL.: 1-800-225-9552
FAX: 1-978-874-2748

SHIP TO:
GT SOLAR Incorporated
243 Daniel Webster Highway

Merrimack, NH 03054
U.S.A.

PROJECT No.:
DSS INVENTORY

12345	NET 30	CONTACT GT EQUIPMEN	X	NO	

REL	NORMAN BANVILLE

PO Note 25:	2/12/2007
PO Note 26:	2/26/2007
PO Note 27:	03/12/2007
PO Note 28:	03/26/2007
PO Note 29:	04/09/2007
PO Note 30:	04/23/2007
PO Note 31:	
PO Note 32:	AT DELIVERY
PO Note 33:	NET 30 DAYS:
PO Note 34:	
PO Note 35:	ALL PAYMNETS WILL BE MADE UPON SUBMITTAL OF
PO Note 36:	AN INVOICE.
PO Note 37:	
PO Note 38:	CANCELLATION CAHRGES SHALL BE LIMITED TO WIP
PO Note 39:	VALUE PLUS ANY NON RETURNABLE RAW MATERIAL.

GRAND TOTAL:

AUTHORIZED SIGNATURE